Joby’s all-electric vertical takeoff and landing aircraft. Credit: Joby Aviation

Joby Reports Second Quarter 2025 Financial Results
Santa Cruz, CA. - Aug. 6, 2025 - Joby Aviation, Inc. (NYSE:JOBY), a company developing electric air taxis for commercial passenger service, today issued its Second Quarter 2025 Shareholder Letter (https://joby-site.cdn.prismic.io/joby-site/aJLM1qTt2nPbZ4gx_JobyAviation2025-Q2-ReportHighRes.pdf) detailing the company’s operational and financial results for the quarter ending June 30, 2025. The company will host a live audio webcast of its conference call to discuss the results at 2:00 p.m. PT (5:00 p.m. ET) today.
Second Quarter 2025 Highlights include:
●Commencing Final Assembly of first TIA Aircraft: Joby is preparing for final assembly of the first of several conforming aircraft intended for Type Inspection Authorization flight testing. Joby expects its pilots to start flying this aircraft in 2025, with FAA pilots following shortly thereafter to directly evaluate the aircraft’s performance and safety. This testing is central to the certification process and forms a key part of the fifth, and final, stage of the type certification process.
●Certification Progress: Joby is now 70 percent complete on its side of stage four of its Federal Aviation Administration (FAA) type certification program, and more than 50 percent complete on the FAA side (up 10 points from the first quarter of 2025).
●Dubai Flight Testing: Joby completed 21 full-transition flights in a multi-week campaign in Dubai this summer to validate commercial readiness. The campaign validated several aspects of commercial market readiness in real-world conditions, spanning maintenance, logistics, aircraft capabilities and infrastructure.
●New Defense Opportunities: The company announced a new collaboration with L3Harris to develop a gas turbine hybrid variant of its existing aircraft to pursue low-altitude defense opportunities. The collaboration combines Joby’s existing commercial aircraft development program and leading manufacturing capabilities with L3Harris’ proven expertise on platform missionization. Joby plans to start flight testing this fall and perform operational demonstrations during government exercises in 2026.
●Accelerating commercialization: Joby entered a definitive agreement to acquire Blade Air Mobility, Inc.’s passenger business. The planned acquisition is expected to unlock immediate market access and infrastructure across key urban corridors in New York City and Southern Europe. In addition, new agreements with Abdul Latif Jameel and ANA will explore deployment of approximately 300 aircraft.
●Strong Balance Sheet: Joby ended the quarter with $991M of cash and short-term investments. The Company also closed on the first $250 million tranche of its previously announced $500 million strategic investment from Toyota.
●Expanded Manufacturing Facility: Joby completed the expansion of its Marina, California manufacturing site, which now spans 435,000 total square feet. With this additional space, the Company plans to double its production capacity at this site to 24 aircraft per year. At the same time, Joby’s newly renovated facility in Dayton, Ohio is coming online to support the manufacturing and testing of critical aircraft components. Over time, the Dayton facility is expected to be capable of producing up to 500 aircraft per year.

Commenting on Joby’s second quarter results, JoeBen Bevirt, founder and CEO, said, “This is a pivotal moment. Regulatory progress around the world is unlocking market access, our commercialization strategy is taking hold, and we’re now focused on scaling production to meet real demand—a challenge we’re fully committed to and working hard to deliver on.”
Joby ended the second quarter of 2025 with $991 million in cash, cash equivalents, and investments in marketable securities. Joby continues to estimate that our use of cash, cash equivalents and short-term investments during 2025 will range between $500–$540 million, excluding any potential impact of its proposed acquisition of the passenger business of Blade.
Second Quarter Financial Results Webcast Details:
What: Joby Second Quarter 2025 Financial Results Webcast
When: Wednesday, August 6, 2025

Time: 2:00 p.m. PT (5:00 p.m. ET)
Webcast: Upcoming Events (https://ir.jobyaviation.com/news-events/ir-calendar) section of the company website (www.jobyaviation.com).
If unable to attend the webcast, to listen by phone, please dial 1-877-407-9719 or 1-201-378-4906. A replay of the webcast will be available on the company website following the event.
About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi. Joby intends to both operate its fast, quiet, and convenient air taxi service in cities around the world and sell its aircraft to other operators and partners. To learn more, visit www.jobyaviation.com.
Forward Looking Statements
This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, the growth of our manufacturing capabilities, including our expectations to be able to produce up to 24 aircraft per year at our Marina, California facility and up to 500 aircraft per year at our Dayton, Ohio facility; our regulatory outlook, progress and timing, and expected manufacturing and flight test capabilities and timing; the potential timing and expected benefits of our planned acquisition of the Blade passenger business; our business plan, objectives, goals and market opportunity; plans for, and potential benefits of, our strategic partnerships, including our agreement with L3Harris Technologies, including plans to begin flight testing of a gas turbine aircraft in the fall and perform demonstrations during select military exercises in 2026; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations, including our cash spending outlook for 2025. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; the need to negotiate and enter into additional agreements to realize the full expected value of our strategic partnerships; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Media:
Charles Stewart
press@jobyaviation.com
Investors:
investors@jobyaviation.com